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                                                                 EXHIBIT 10.2(b)
                                AMENDMENT NO. 1

     AMENDMENT NO. 1 dated as of December 17, 1999, between MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom Illinois"); MEDIACOM INDIANA LLC, a
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limited liability company duly organized and validly existing under the laws of the State of Delaware ("Mediacom Indiana"); MEDIACOM IOWA LLC, a limited
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liability company duly organized and validly existing under the laws of the
State of Delaware ("Mediacom Iowa"); MEDIACOM MINNESOTA LLC, a limited liability
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company duly organized and validly existing under the laws of the State of
Delaware ("Mediacom Minnesota"); MEDIACOM WISCONSIN LLC, a limited liability
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company duly organized and validly existing under the laws of the State of
Delaware ("Mediacom Wisconsin"); and ZYLSTRA COMMUNICATIONS CORP., a corporation
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validly existing under the laws of the State of Minnesota ("Zylstra", and,
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together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom
Minnesota and Mediacom Wisconsin, the "Borrowers"), the lenders party thereto
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(the "Lenders") and The Chase Manhattan Bank, as Administrative Agent for the
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Lenders.

     The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of November 5, 1999 ( the "Credit Agreement"),
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providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrowers. The parties wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No.
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1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Upon the execution and delivery of this Amendment
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No. 1 by the Borrowers and Majority Lenders, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

     2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     2.02. Section 8.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "8.13 Interest Rate Protection Agreements. The Borrowers will, on or prior
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   to April 30, 2000, enter into, and thereafter maintain in full force and effect, one or more Interest Rate Protection Agreements with one or more of the Lenders or their affiliates (and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000), that effectively enables the Borrowers (in a manner satisfactory to the Majority Lenders) to protect themselves, in a manner and on terms reasonably satisfactory to the Majority Lenders, against adverse fluctuations in the three-

                                 Amendment No. 1
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                                      -2-

     month London interbank offered rates as to a notional principal amount which, together with that portion of the aggregate outstanding principal amount of Indebtedness of the Borrowers bearing a fixed rate of interest, shall in the aggregate be at least equal to 50% of the aggregate outstanding principal amount of the Indebtedness (including Affiliate Subordinated Indebtedness) of the Borrowers."

  Section 3.  Miscellaneous.  Except as herein provided, the Credit Agreement
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shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                                 Amendment No. 1
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  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                              MEDIACOM ILLINOIS LLC
                              MEDIACOM INDIANA LLC
                              MEDIACOM IOWA LLC
                              MEDIACOM MINNESOTA LLC
                              MEDIACOM WISCONSIN LLC

                              By  MEDIACOM LLC, a Member

                              By:_________________________
                                 Name:
                                 Title:


                              ZYLSTRA COMMUNICATIONS CORP.


                              By:_________________________
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent

                              By:_________________________
                                 Name:
                                 Title:



                                 Amendment No. 1
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